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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 11, 2005

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                     0-8176                   95-1840947
 (State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                 90017-3782
(Address of principal executive offices)                        (Zip Code)


                                 (213) 929-1800
              (Registrant's telephone number, including area code)

                               ___________________


              (Former name, former address and former fiscal year,
                       if changed since last report date)

                               ___________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01    Other Events

On November 11, 2005, the Company issued a press release announcing a 10 percent increase in its quarterly common share cash dividend, from $.05 to $.055 per share. The Company's Board of Directors also declared a quarterly cash dividend of $.65625 per share of Series A preferred stock. The cash dividends will be paid on January 20, 2006, to stockholders of record on December 30, 2005.

In addition to the cash dividends, the Board declared a 5 percent common stock dividend, payable on January 20, 2006, to stockholders of record on January 2, 2006. Cash will be paid in lieu of fractional shares based on the closing price of the stock on January 20, 2006.

The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1.



Item 9.01  Financial Statements and Exhibits

(c)    Exhibits


Exhibit
  No.                                Description
-------    ---------------------------------------------------------------------
99.1 Press release dated November 11, 2005, announcing quarterly cash dividend and common stock dividend.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         SOUTHWEST WATER COMPANY
                                         (Registrant)


                                         By: /s/ Cheryl L. Clary
                                             --------------------------------
                                             Name: Cheryl L. Clary
                                             Title: Chief Financial Officer

Date: November 11, 2005




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                                  Exhibit Index


Exhibit
  No.                                Description
-------    ---------------------------------------------------------------------
99.1       Press release dated November 11, 2005




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